BARCLAYS GLOBAL INVESTORS FUNDS, INC.

LIFEPATH INCOME PORTFOLIO
LIFEPATH 2010 PORTFOLIO
LIFEPATH 2020 PORTFOLIO
LIFEPATH 2030 PORTFOLIO
LIFEPATH 2040 PORTFOLIO

Class I and Class R Shares

Supplement dated December 3, 2001
To the Prospectus dated July 1, 2001

The following information supplements and should be read in conjunction with the Prospectuses for the Class I and Class R Shares of the portfolios listed above (each, a "Portfolio" and collectively, the "Portfolios"). This Supplement also updates and supercedes the information in the Prospectus Supplement dated October 22, 2001.

At a meeting of shareholders of the Portfolios held on November 16, 2001, shareholders voted to approve the following changes:

Change in the Asset Allocation Model of the Portfolios

The "normal" equity asset allocation percentage for the LifePath Portfolios has increased to approximately 35% for each Portfolio that has reached its time horizon. This change represents a material increase in the equity exposure to, and risk characteristics of, the LifePath Income and LifePath 2010 Portfolios. Because the other Portfolios already may invest up to 100% of their assets in equity securities, this change is not expected to materially affect the asset composition or risk characteristics of these Portfolios for some time. For more information regarding stock investment risk, please refer to the section entitled "Principal Risk Factors" in the Prospectus.

Conversion of the Investment Objectives from Fundamental to Non-Fundamental

Each Portfolio’s investment objective has been converted from fundamental to non-fundamental, meaning that they may be changed in the future without prior shareholder approval. In addition, the investment objective for the LifePath Income Portfolio is now as follows:

The LifePath Income Portfolio is managed for investors seeking income and moderate long-term growth of capital.

BARCLAYS GLOBAL INVESTORS FUNDS, INC.

LIFEPATH INCOME PORTFOLIO
LIFEPATH 2010 PORTFOLIO
LIFEPATH 2020 PORTFOLIO
LIFEPATH 2030 PORTFOLIO
LIFEPATH 2040 PORTFOLIO

Class I and Class R Shares

Supplement Dated December 3, 2001
To the Statement of Additional Information Dated July 1, 2001

The following information supplements and should be read in conjunction with the Statement of Additional Information (the "SAI") for the Class I and Class R Shares of the portfolios listed above (each, a "Portfolio" and collectively, the "Portfolios"). This Supplement also updates and supercedes the information in the SAI Supplement dated October 22, 2001.

At a meeting of shareholders of the Portfolios held on November 16, 2001, shareholders voted to approve the following changes:

Redomiciling of Barclays Global Investors Funds, Inc.

Barclays Global Investors Funds, Inc. (the "Company") will redomicile from a Maryland corporation to a Delaware business trust. The name of the new Delaware business trust will be Barclays Global Investors Funds (the "Trust"). The Trust will adopt the registration statement of the Company and continue to offer multiple series, including the Portfolios. Upon completion of the redomiciling, the Company will be dissolved. The Company currently contemplates that it will redomicile by the end of December 2001.

Election of Trustees

Jack S. Euphrat, R. Greg Feltus, W. Rodney Hughes, and Leo Soong each were re-elected to serve as Directors of the Company and will serve as Trustees of the Trust following the redomiciling. Mary G. F. Bitterman, Lee T. Kranefuss, and Richard K. Lyons were elected as new Directors for the Company and also will serve as Trustees of the Trust. The following biographical information relating to the new Directors/Trustees supplements the "Management" section located on page 18 of the SAI:
Name, Address and Age	Position	Principal Occupation During Past Five Years
MARY G. F. BITTERMAN, 57 KQED, Inc. 2601 Mariposa Street San Francisco, CA 94110	Director/Trustee	President and Chief Executive Officer of KQED, Inc.; Director of Pacific Century Financial Corporation/Bank of Hawaii.
RICHARD K. LYONS, 40 350 Barrows Hall Haas School of Business Berkeley, CA 94720	Director/Trustee	Professor, University of California, Berkeley: Haas School of Business; Member, Council on Foreign Relations; Director of Matthews International Portfolios; Director of iShares Trust.
LEE T. KRANEFUSS*, 39 45 Fremont Street San Francisco, CA 94105	Director/Trustee	Chief Executive Officer of the Individual Investor Business of Barclays Global Investors, N.A.; The Boston Consulting Group (until 1997).

* An "interested person" of the Company and the Trust as defined in the 1940 Act.

Amendment of the Portfolios’ Fundamental Investment Policies and Conversion of Certain Others to Non-Fundamental

The Portfolios’ fundamental investment policies have been amended and one fundamental investment policy has been converted to a non-fundamental investment policy. The amended fundamental investment policies of the Portfolio are as follows:

Each LifePath Portfolio may not:

purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Portfolio’s investments in that industry would equal or exceed 25% of the current value of the Portfolio’s total assets, provided that this restriction does not limit a Portfolio’s: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (iii) investments in repurchase agreements collateralized by U.S. Government securities;

purchase the securities of any single issuer if, as a result, with respect to 75% of a Portfolio’s total assets, more than 5% of the value of its total assets would be invested in the securities of such issuer or the Portfolio’s ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Portfolio’s cash or cash items, investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies;

borrow money or issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder;

make loans to other parties, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;

underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Portfolio’s investment program may be deemed to be an underwriting; and provided further, that the purchase by the Portfolio of securities issued by an open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Portfolio shall not constitute an underwriting for purposes of this paragraph;

purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

In addition, the following fundamental investment policy has been converted to a non-fundamental investment policy of the Portfolios:

The Portfolio may not purchase securities on margin, but each Portfolio may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.